UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2018

BioSig Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55473	26-4333375
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12424 Wilshire Blvd., Suite 745 Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (763) 999-7330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02             Unregistered Sales of Equity Securities.

On August 17, 2018, BioSig Technologies, Inc. (the “Company”) consummated an additional closing under the Securities Purchase Agreement (the “Purchase Agreement”), by and among the Company and certain accredited investors (the “August Investors”), pursuant to which the Company issued an aggregate an aggregate of (i) 540,335 shares (the “Investor Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) and warrants to purchase up to an aggregate of 270,170 shares of Common Stock in exchange for aggregate consideration of approximately $1,231,963. The warrants issued to the August Investors consisted of (i) nine-month warrants to purchase one quarter of one share of Common Stock (“Series A Warrants”) and (ii) three-year warrants to purchase one quarter of one share of Common Stock (“Series B Warrants” and together with the Series A Warrants, the “Investor Warrants”). The Series A Warrants are initially exercisable at a price of $1.50 per share and the Series B Warrants are initially exercisable at a price of $2.74 per share. Each Investor Share was sold together with one Series A Warrant and one Series B Warrant at a price of $2.28 per Investor Share and accompanying Investor Warrants.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2018, the Company consummated a series of closings under the Purchase Agreement from August 13, 2018 through August 16, 2018, pursuant to which the Company issued to the initial investors (the “Initial Investors” and collectively with the August Investors, the “Investors”) an aggregate of 1,234,321 Investor Shares and Investor Warrants to purchase up to an aggregate of 617,172 shares of Common Stock for aggregate consideration of approximately $2,839,226.

The Investor Shares and Investor Warrants issued and sold to the Investors were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were offered and sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act. Each Investor represented that it was an accredited investor (as defined by Rule 501 under the Securities Act).

The foregoing summaries of the Purchase Agreement and the Investor Warrants are not complete, and are qualified in their entirety by reference to the full text of the agreements, which were filed as exhibits to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2018 and are hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSIG TECHNOLOGIES, INC.

Date: August 23, 2018                                    By:  /s/ Kenneth L. Londoner

Name: Kenneth L. Londoner

Title: Executive Chairman